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                                                                   EXHIBIT 99.10

                       OFFICE OF THE UNITED STATES TRUSTEE

                                                                     Page 1 of 3

In re:                                                      DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company
                                                                          Statement Number:       29
                                                                                              ---------
Chapter 11                                                             For the Period FROM:    3/1/2004
Case No. LA 01-44828-SB (Administratively Consolidated with                                   ---------
Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-                                 TO:   3/31/2004
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)                                          ---------


        CASH ACTIVITY ANALYSIS (Cash Basis Only)             Collateral    Concentration
                                                              Account         Account
                                                           ------------    -------------
Balance before Statement #1                                  268,333.21        65,956.21
                                                           ------------     ------------
A. Total Receipts per all Prior Interim Statements         4,993,701.01     3,906,666.40
                                                           ------------     ------------
B. Less:  Total Disbursements per all Prior Statements     4,111,903.55     3,937,175.00
                                                           ------------     ------------
C. Beginning Balance                                       1,150,130.67        35,447.61
                                                           ------------     ------------
D. Receipts during Current Period
      Description

   3/5/2004                 BL Distribution                   12,574.81
   3/5/2004                 BL Distribution                   10,968.08
   3/5/2004                 BL Distribution                   10,625.00
   3/8/2004                 Wire Transfer                                      40,000.00
  3/12/2004                 Lion's Gate                       29,510.45
  3/17/2004                 Wire Transfer                                      26,000.00
  3/31/2004                 Wire Transfer                                      27,000.00
  3/31/2004                 Wire Transfer                                      27,000.00
  3/31/2004                 interest                             859.31

      TOTAL RECEIPTS THIS PERIOD                              64,537.65       120,000.00          -        -
                                                           ------------     ------------    -------  -------
E.  Balance Available (C plus D)                           1,214,668.32       155,447.61    $     -  $     -
                                                           ------------     ------------    -------  -------

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 29           Page 2 of 3

F. Less: Disbursements during Current Period:

  Date      Check No.     Payee/Purpose
  ----      ---------     -------------
3/1/2004      37897      Voided check Brandon                                          (3,587.55)
3/3/2004                 ADP Taxes                                                     12,256.84
3/4/2004       8062      Payroll                                                        1,019.09
3/4/2004       8063      Payroll                                                       10,815.75
3/4/2004       8064      Payroll                                                        1,351.58
3/4/2004       8065      Payroll                                                        2,385.40
3/5/2004                 ADP Fees                                                         148.56
3/8/2004                 Wire Transfer                           40,000.00
3/9/2004      37909      Bonded Services, Inc                                           6,273.40
3/9/2004      37910      Cash                                                             500.00
3/9/2004      37911      KEVIN MARINO                                                     258.08
3/9/2004      37912      Marathon Services, Inc                                           259.80
3/9/2004      37914      SBC                                                               43.51
3/9/2004      37915      USI of Southern California                                     2,150.00
3/9/2004      37916      Qwest Communications                                              38.84
3/9/2004      37917      USI of Southern California                                     5,000.00
3/12/2004                ADP Fees                                                         110.49
3/17/2004     37918      Blue Shield of California                                        316.00
3/17/2004     37919      Federal Express                                                   50.30
3/17/2004     37920      Recall                                                           611.80
3/17/2004                ADP Taxes                                                     10,830.45
3/17/2004                Wire Transfer                           26,000.00
3/18/2004      8066      Payroll                                                        1,019.09
3/18/2004      8067      Payroll                                                       10,249.34
3/18/2004      8068      Payroll                                                        1,351.56
3/18/2004      8069      Payroll                                                        2,385.41
3/26/2004                ADP Fees                                                          90.49
3/29/2004     37921      Health Net                                                     2,339.39
3/30/2004                Wire Transfer                           27,000.00
3/30/2004                Wire Transfer                           27,000.00
3/31/2004     37922      Hodes Parking                                                    400.00
3/31/2004     37923      Property Management Associates, I                              2,000.00
3/31/2004     37924      Qwest Communications                                              56.06
3/31/2004     37925      SBC                                                              312.58
3/31/2004                ADP Taxes                                                      5,229.19
3/31/2004      8070      Payroll                                                        1,019.10
3/31/2004      8071      Payroll                                                        7,318.68
3/31/2004      8072      Payroll                                                        1,351.58
3/31/2004      8073      Payroll                                                        2,385.38

      TOTAL DISBURSEMENTS THIS PERIOD:                           120,000.00             88,340.19         -            -
                                                             --------------           -----------   -------      -------
G.  Ending Balance (E less F)                                $ 1,094,668.32           $ 67,107.42   $     -      $     -
                                                             --------------           -----------   -------      -------

            DEBTOR IN POSSESSION INTERIM STATEMENT NO: 29            Page 3 of 3

H.  (1)  Collateral Account:
      a)  Depository Name and Location:        Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
      b)  Account Number:                       323221556
    (2)  Concentration Account:
      a)  Depository Name and Location:        Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
      b)  Account Number:                       1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account     1891215236             731.10
Bank of Scotland - Pinocchio                 3506258       1,026,987.29      Pound Sterling   Time Deposit
Bank of Scotland - Basil                     3506581         206,221.78      Pound Sterling   Time Deposit (KL' s interest is 50%)
Allied Pinocchio                            10747301             382.86      Pound Sterling
Freeway\Kushner-Locke                     323-509487             255.95
Edge Entertainment                        1891152710             172.89
European Films LTD                        1890563818           7,051.58

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
 BLT Venture              178-71491-7       16,890.04
 BLT Venture              16-524173-1101       565.18
 KL MDP Sensation         60-066-930        17,724.61
 KL\7 Venture             1890-69-6360      11,901.60
 Denial Venture           1890-69-6501      42,320.35
 Cracker LLC              1891-04-1665         732.79
 Swing                    323-518095         6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                      /S/ Alice Neuhauser
                                      ---------------------------------
                                      Debtor in Possession